CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this filing of
Careertek.org, Inc., our report appearing in the Company's Registration
Statement of Form S-4 for the year ended July 31, 2000.

/s/  Dohan and Company, CPA's
     Dohan and Company, CPA's
     Miami, Florida
     February 26, 2001

7700 NORTH KENDALL DRIVE, 204
MIAMI, FLORIDA 33156-7578
TELEPHONE (305) 274-1366
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